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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2004


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 1, 2004, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2004-B)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                    333-111379             06-1442101
 ---------------------------          ------------        --------------------
(State or Other Jurisdiction          (Commission          (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         600 Steamboat Road
         Greenwich, Connecticut                                    06830
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700
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                                       -2-

Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled Fremont Home Loan Trust 2004-B, Asset-Backed Certificates, Series 2004-B (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2004, among the Registrant as depositor, Fremont Investment & Loan as servicer, Wells Fargo Bank, N.A as master servicer and trust administrator and HSBC Bank, USA as trustee. The Certificates to be designated as the Series 2004-B Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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                                       -3-

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                        DESCRIPTION
         -----------                        -----------
             99.2                           Collateral Term Sheets (as defined
                                            in Item 5) that have been provided
                                            by Greenwich Capital Markets, Inc.
                                            to certain prospective purchasers of
                                            Fremont Home Loan Trust 2004-B,
                                            Asset-Backed Certificates, Series
                                            2004-B.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 2004

                                        FINANCIAL ASSET SECURITIES CORP.


                                        By: /s/ Rosa J. Hyun
                                            -------------------------------
                                        Name:   Rosa J. Hyun
                                        Title:  Vice-President




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                                INDEX TO EXHIBITS




                                                                Sequentially
     Exhibit No.     Description                               Numbered Page
     -----------     -----------                               -------------
        99.2         Collateral Term Sheets (as defined              P
                     in Item 5) that have been provided
                     by Greenwich Capital Markets, Inc.
                     to certain prospective purchasers of
                     Fremont Home Loan Trust 2004-B,
                     Asset-Backed Certificates, Series
                     2004-B.







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                                  EXHIBIT 99.2

                                 FILED BY PAPER